SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 3, 2002



                            The X-Change Corporation
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             (Exact name of registrant as specified in its charter)


Nevada                              0-41703                         43-1594165
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(State of other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                         Number)




            36 West 44th Street, Suite 1201, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (646) 728-7023



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Item 5.  OTHER EVENTS

         On October 3, 2002, The X-Change Corporation  announced that K. Richard
B. Niehoff has resigned as the Chairman, a director and an officer of the Corporation, and that William B. Frank has been appointed the Chief Executive Officer of the Corporation. A press release announcing Mr. Niehoff's resignation and Mr. Frank's appointment is attached to this current report on Form 8-K as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number       Description


         99.1 The X-Change Corporation Press Release Issued October 3, 2002 Announcing The Resignation Of K. Richard B. Niehoff As
                  Chairman and an Officer And Director and the Appointment Of William Frank as Chief Executive Officer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     The X-Change Corporation



                                                By:   /s/ Willian B. Frank
                                                ---------------------------
                                                Title:  Chief Executive Officer
                                                --------------------------------


Date:  October 3, 2002